AXA PREMIER VIP TRUST – MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the Multimanager Small Cap Growth Portfolio of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about several sub-adviser changes to the Multimanager Small Cap Growth Portfolio (“Portfolio”).

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus as supplemented May 1, 2010, June 7, 2010, July 20, 2010, July 28, 2010, August 1, 2010, August 13, 2010, September 20, 2010 and December 31, 2010 and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented August 1, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at
www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective January 14, 2011, Eagle Asset Management, Inc. (“Eagle”) will no longer serve as a sub-adviser to an allocated portion of the Portfolio. At that time, Morgan Stanley Investment Management, Inc. and NorthPointe Capital, LLC will be added as additional sub-advisers to the Portfolio. AXA Equitable Life Insurance Company will remain as investment manager to the Portfolio and BlackRock Investment Management, LLC and Wells Capital Management Inc. will remain as sub-advisers to the Portfolio. Each new sub-adviser expects to realign its respective Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

Effective January 14, 2011, all references to Eagle in the Prospectus are hereby deleted.

As a result, the following information has been added to the section entitled “Who Manages the Portfolio” of the Summary Prospectus:

Sub-Adviser: Morgan Stanley Investment Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Dennis Lynch	Managing Director	January 2011
David Cohen	Managing Director	January 2011
Sam Chainani	Managing Director	January 2011
Alexander Norton	Executive Director	January 2011
Jason Yeung	Executive Director	January 2011
Armistead Nash	Executive Director	January 2011

Sub-Adviser: NorthPointe Capital, LLC

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Carl Wilk	Portfolio Manager	January 2011
Karl Knas	Portfolio Manager	January 2011

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